2005 Analyst
Conference
©
A
Asset Businesses:
Integration Progress &
Future Opportunities
Hank Linginfelter – Mid-Atlantic Region
Suzanne Sitherwood – Southeastern Region
Dana Grams – Pivotal Energy Development

8,000
6,000
4,000
2,000
0
-2,000
-4,000
6,017
5,493
3,998
3,471
187
187
-524
-527
VNG
ETG
Elkton
New Meters
Attrition
Net Growth

Cost per New Meter

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,102
$1,700

2005 Analyst
Conference

  VNG
ETG
2005
2006 Goal
New Meter Additions and Attrition – 2006 Forecast
Mid-Atlantic Operation
Business Drivers
     Customers              Annual Margin/Customer   Annual O&M/Customer
   (as of 10/31/05)                         (2005 est.)                        (2005 est.)
ETG          265,609                  $  525                             $ 281
Eklton           5,795                   $  458                             $ 345
VNG         260,262                   $  450                             $ 195
Mid-Atlantic  531,666              $488/customer                  $  239

AGL Resources

30
25
20
15
10
5
0
28.2
19.2
YTD Sept 04
YTD Sept 05

40
30
20
10
0
36
18
YTD 2004
YTD 2005

300
250
200
150
100
50
0
161
171
206
241
238
265
257
254
213
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
2005

100%
80%
60%
40%
20%
0%
35%
82%
Pre-acquisition
Current

2005 Analyst
Conference

Corporate Safety Incident Rate
Elizabethtown Gas
Union Grievances
Elizabethtown Gas
Service Orders Worked Per FTE
Elizabethtown Gas
Meters Read Monthly
Elizabethtown Gas
ETG Notable Successes In First Year

2005 Analyst
Conference

We Keep Working The
Regulatory Compact
•
PRP proposal for ETG filed
–
Would allow for recovery of cast iron replacement costs
•
PBR filed for VNG
–
Addresses VSCC staff’s assessment of VNG’s earnings and proposes five year rate freeze; hearings set for January 2006; VNG will pursue settlement of issues with interveners
–
Bad debt
•
VSCC has allowed deferral accounting treatment in past for
excessive bad debt, but not recovery outside a rate case
•
Elected/civic leaders more engaged than ever on the issue of fuel costs, bad debt and low-income assistance
•
ETG and VNG have focused on off-season disconnections to get customers current on bills entering the winter season
•
Mid-Atlantic budget for bad debt charge-offs based on approximately
0.31% of revenue at VNG and 1.22% of revenue at ETG
•
New Sequent contract at VNG approved through 3/31/09

2005 Analyst
Conference

Labor Negotiations In A
Global Economy
•
Negotiations are underway at ETG with contract expiration on
November 20 at midnight
•
To date, negotiations are productive.  ETG has a
comprehensive work stoppage plan and arrangements are in
place to maintain service to customers in the event of a
stoppage.
•
VNG negotiations should occur in the spring of 2006 with
contract expiration in May.  VNG also has a comprehensive
work stoppage plan.
•
General issues include wage rates, outdated work rules and
benefits.

AGL Resources

8,000
6,000
4,000
2,000
0
-2,000
-4,000
1,889
-617
1,272
3,183
-2,220
963
CG
FCG
New Meters
Attrition
Net Growth

Cost per New Meter

$1,175
AGL
CG
FCG

2005 Analyst
Conference

2005
2006 Goal
New Meter Additions and Attrition – 2006 Forecast
42,210
-30,775
11,435
AGL
Southeastern Operation
Business Drivers
     Customers              Annual Margin/Customer   Annual O&M/Customer
   (as of 10/31/05)                         (2005 est.)                        (2005 est.)
AGL           1,538,407              $  308                             $ 129
CG                 60,870               $  529                             $ 197
FCG             102,776               $  454                             $ 239
Southeastern  1,702,053            $325/customer               $  138

AGL Resources

MVA
INJ
Rate
7.4
7.1
10.8
5.2
6.2
6.3
August 05
September 05
FY 04

Soft Orders
Hard Orders
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05

Percent
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Nbr Orders Wkd
Appt Att %

Non-leaks
Leaks
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05

2005 Analyst
Conference

INJ
Average Service Leak Response (Minutes)
Appt Attainment vs. Orders Worked
Corporate Safety Incident Rate
FCG Total Service Orders By FTE/Day
Distribution Total Service Orders By FTE/Day
Florida City Gas Notable Successes

2005 Analyst
Conference

We Keep Working The
Regulatory Compact
•
Rate-case “stay-out” while seeking regulatory solutions
–
Five-year stay-out in GA with no immediate need to file for rate relief in TN and FL
–
Seek pipeline replacement program in TN
–
Legislative interest in strategic infrastructure in GA
–
Maintain asset management for reliability and customer value
•
Remove bad-debt exposure
–
Straight fixed-variable (SFV) rate design and monthly pre-billing in
GA
–
PGA adjustment for bad debt and base rates weather normalized in TN
–
Considering margin stabilization alternatives for TN and FCG
–
For FCG bad debt levels for charge offs on approximately 0.6% of revenue
•
Proactive actions with Commissions and Legislators who have the energy affordability gap for consumers top of mind

2005 Analyst
Conference

New Economics for Franchises
•
Regulated margin growth is not just about adding every residential customer
–
Non-traditional revenue through DDDC recalculation, higher DDDC,
PRP, service charges
–
Quality of customers with multiple burner-tips
–
Focus on higher-margin commercial and industrial customers
–
Niche services or rate options for interruptible and transportation customers
–
Smart deployment of capital
•
Create relevancy of product for customer retention
–
Modify rate design for commercial customers
–
Build strong trade allies
–
Targeting high-density markets
–
Target consumer promotions such as incentives
–
Efficient use of all mediums from NJ to FL

2005 Analyst
Conference

How We Seek Our Value
•
Analyze Market Fundamentals
•
Know the Customer
•
Engage a Diversified Group
•
Use Every Tool

2005 Analyst
Conference

LNG
NYMEX Curve and Increasing Volatility
Highlights Need for More Storage
High Regional Basis Differences
Create Peaking Opportunities
Demand Forecasts Coupled with Declining
Reserves Illustrate Viability of LNG
Market Fundamentals
Drive New Projects

AGL Resources

Three Dimensional Sonar Survey

1500 Ft
250 Ft

2005 Analyst
Conference

Jefferson Island Storage & Hub
•
Strategically located
salt-cavern storage 10 miles
northeast of Henry Hub;
working gas capacity of 7.2
MMDth
•
Facility was accretive to
earnings from day one
•
Expanding inventory cycle
from 10- to 12-turn.
•
Fully subscribed with diverse
portfolio of customers;
currently evaluating bids for
capacity expiring in Spring
2006 (1.4 MMDth)
•
Soliciting customer interest
for capacity in two additional
caverns
•
Navigated hurricanes
successfully

2005 Analyst
Conference

Third  Cavern
Compression
Header System
•
Adding incremental 8000
HP
•
Increasing injections to 360
MDth/day
•
Commissioning Nov 2005
•
Engineering begun on new
interconnects with
Trunkline, Southern
Natural and Bridgeline
•
Capacity at Sabine &
Columbia doubled
Sabine, Gulf South, NGPL
Trunkline (Future)
Southern Natural (Future)
Sea Robin
Tennessee
Columbia Gulf
TexasGas
Cross Tex (LIG)
Lake Peigneur
Delcambre
Henry Hub
Erath
Bridgeline (Future)
•
Drilling finished by August
2006
•
Adding 6.3 MMDth working
gas by year end 2007
•
Another 6.3 MMDth added
by 2009 (4th cavern)
Expansion Activity

2005 Analyst
Conference

:
10.0 MMDth
:
  7.2 MMDth
:
2
:
240 MDth per Day
:
720 MDth per Day
:
8
:
18 miles dual 16”
:
$13.6 million
Existing
Configuration
:
27.9 MMDth
:
19.8 MMDth
:
4
:
   750 MDth per Day
:
1,500 MDth per Day
:
11
:
Additional 10 miles 24”
:
$10.3 million
Expanded
Configuration
Proposed JISH Expansion
Total Capacity
Working Gas
Number of Caverns
Max Injection Capability
Max Withdrawal Capability
Interconnects
Header System
Cost/MMDth

2005 Analyst
Conference

Proposed LNG Terminals
Existing Gas Storage Fields
Existing LNG Terminals
Landscape of Opportunities
Jefferson Island
Storage and Hub
Pivotal
Propane